       For more information contact the Delaware Group at 800-828-5052.


INVESTMENT MANAGER
Delaware Management Company, Inc.
One Commerce Square
Philadelphia, PA  19103

NATIONAL DISTRIBUTOR
Delaware Distributors, L.P.
1818 Market Street
Philadelphia, PA  19103

SHAREHOLDER SERVICING,
DIVIDEND DISBURSING,
ACCOUNTING SERVICES
AND TRANSFER AGENT
Delaware Service Company, Inc.
1818 Market Street
Philadelphia, PA  19103

LEGAL COUNSEL
Stradley, Ronon, Stevens & Young, LLP
One Commerce Square
Philadelphia, PA  19103

INDEPENDENT AUDITORS
Ernst & Young LLP
Two Commerce Square
Philadelphia, PA  19103

CUSTODIAN
Bankers Trust Company
One Bankers Trust Plaza
New York, NY  10006

---------------------------------------------------------

DECATUR INCOME FUND INSTITUTIONAL
---------------------------------------------------------


DECATUR TOTAL RETURN FUND
INSTITUTIONAL
---------------------------------------------------------




P R O S P E C T U S
---------------------------------------------------------

FEBRUARY 24, 1997

                                                                      DELAWARE
                                                                      GROUP
                                                                      ---------

TABLE OF CONTENTS

Cover Page

Synopsis

Summary of Expenses

Financial Highlights

Investment Objectives and Strategies
     Suitability
     Investment Strategy

Classes of Shares

How to Buy Shares

Redemption and Exchange

Dividends and Distributions

Taxes

Calculation of Net Asset Value Per Share

Management of the Funds

Other Investment Policies and Risk Considerations

Appendix A-Ratings

DECATUR INCOME FUND                                                  PROSPECTUS
DECATUR TOTAL RETURN FUND                                     FEBRUARY 24, 1997
INSTITUTIONAL CLASS SHARES

      ---------------------------------------------------------------------

                   1818 Market Street, Philadelphia, PA 19103

                         For more information about the
                   Decatur Income Fund Institutional Class and
                  Decatur Total Return Fund Institutional Class
                    call the Delaware Group at 800-828-5052.

         This Prospectus describes the shares of Decatur Income Fund series and Decatur Total Return Fund series (individually, a "Fund" and collectively, the "Funds") of Delaware Group Equity Funds II, Inc. ("Equity Funds II, Inc.") (formerly, Delaware Group Decatur Fund, Inc.), a professionally-managed mutual fund of the series type. Decatur Income Fund's objective is to achieve the highest possible current income by investing primarily in common stocks that provide the potential for income and capital appreciation without undue risk to principal. Decatur Total Return Fund's objective is to achieve long-term growth by investing primarily in securities that provide the potential for income and capital appreciation without undue risk to principal.

         Decatur Income Fund offers Decatur Income Fund Institutional Class and Decatur Total Return Fund offers Decatur Total Return Fund Institutional Class (individually, a "Class" and collectively, the "Classes").

         Shares of each Class are available for purchase only by certain enumerated investors and are offered at net asset value without the imposition of a front-end or contingent deferred sales charge and without a 12b-1 charge. See How to Buy Shares.

         This Prospectus relates only to the Classes and sets forth information that you should read and consider before you invest. Please retain it for future reference. The Funds' Statement of Additional Information ("Part B" of Equity Funds II, Inc.'s registration statement), dated February 24, 1997, as it may be amended from time to time, contains additional information about the Funds and has been filed with the Securities and Exchange Commission. Part B is incorporated by reference into this Prospectus and is available, without charge, by writing to Delaware Distributors, L.P. at the above address or by calling the above number. The Funds' financial statements appear in its Annual Report, which will accompany any response to requests for Part B.

          Decatur Income Fund also offers Decatur Income Fund A Class, Decatur Income Fund B Class and Decatur Income Fund C Class. Decatur Total Return Fund also offers Decatur Total Return Fund A Class, Decatur Total Return Fund B Class and Decatur Total Return Fund C Class. Shares of these classes are subject to sales charges and other expenses, which may affect their performance. A prospectus for these classes can be obtained by writing to Delaware Distributors, L.P. at the above address or by calling 800-523-4640.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

BE SURE TO CONSULT YOUR FINANCIAL ADVISER WHEN MAKING INVESTMENTS. MUTUAL FUNDS CAN BE A VALUABLE PART OF YOUR FINANCIAL PLAN; HOWEVER, SHARES OF THE FUNDS ARE NOT FDIC OR NCUSIF INSURED, ARE NOT GUARANTEED BY ANY BANK OR ANY CREDIT UNION, ARE NOT OBLIGATIONS OF ANY BANK OR ANY CREDIT UNION, AND INVOLVE INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. SHARES OF THE FUNDS ARE NOT BANK OR CREDIT UNION DEPOSITS.

SYNOPSIS

Investment Objective
         Decatur Income Fund - The investment objective of Decatur Income Fund is to achieve the highest possible current income by investing primarily in common stocks that provide the potential for income and capital appreciation without undue risk to principal.

         Decatur Total Return Fund - The investment objective of Decatur Total Return Fund is to achieve long-term growth by investing primarily in securities that provide the potential for income and capital appreciation without undue risk to principal.

         For further details, see Investment Objectives and Strategies and Other Investment Policies and Risk Considerations.

Risk Factors and Special Considerations
         Decatur Income Fund may invest up to 15% of its net assets in high-yield securities (junk bonds) and, consequently, greater risks may be involved with an investment in the Fund. See High Yield, High Risk Securities under Other Investment Policies and Risk Considerations.

         Each Fund may enter into options and futures transactions for hedging purposes to counterbalance portfolio volatility. While the Funds do not engage in options and futures for speculative purposes, there are risks that result from use of these instruments, and the investor should review the descriptions of these risks in this Prospectus. See Futures Contracts and Options under Other Investment Policies and Risk Considerations.

Investment Manager, Distributor and Service Agent
         Delaware Management Company, Inc. (the "Manager") furnishes investment management services to each Fund, subject to the supervision and direction of Equity Funds II, Inc.'s Board of Directors. The Manager also provides investment management services to certain other funds in the Delaware Group. Delaware Distributors, L.P. (the "Distributor") is the national distributor for each Fund and for all of the other mutual funds in the Delaware Group. Delaware Service Company, Inc. (the "Transfer Agent") is the shareholder servicing, dividend disbursing, accounting services and transfer agent for each Fund and for all of the other mutual funds in the Delaware Group. See Summary of Expenses and Management of the Funds for further information regarding the Manager and the fees payable under each Fund's Investment Management Agreement.

Purchase Price
         Shares of each Class offered by this Prospectus are available at net asset value, without a front-end or contingent deferred sales charge and are not subject to distribution fees under a Rule 12b-1 distribution plan. See Classes of Shares.

Redemption and Exchange
         Shares of each Class are redeemed or exchanged at the net asset value calculated after receipt of the redemption or exchange request. See Redemption and Exchange.

Open-End Investment Company
         Equity Funds II, Inc. is an open-end management investment company. Each Fund's portfolio of assets is diversified as defined by the Investment Company Act of 1940 (the "1940 Act"). Equity Funds II, Inc. was first organized as a Delaware corporation in 1956 and was subsequently reorganized as a Maryland corporation on March 4, 1983. See Shares under Management of the Funds.

SUMMARY OF EXPENSES


                                                                      Decatur Income            Decatur Total Return
Shareholder Transaction Expenses                                   Fund Institutional Class   Fund Institutional Class
--------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge Imposed on Purchases
(as a percentage of offering price).............................          None                         None

Maximum Sales Charge Imposed on Reinvested
Dividends (as a percentage of offering price)...................          None                         None

Exchange Fees...................................................          None*                        None*



                Annual Operating Expenses                             Decatur Income            Decatur Total Return
 (as a percentage of average daily net assets)                     Fund Institutional Class   Fund Institutional Class
---------------------------------------------------------------------------------------------------------------------------------

Management Fees.................................................          0.49%                        0.59%

12b-1 Fees......................................................          None                         None

Other Operating Expenses........................................          0.20%                        0.22%
                                                                          -----                        -----

               Total Operating Expenses.........................          0.69%                        0.81%
                                                                          =====                        =====

*Exchanges are subject to the requirements of each fund and a front-end sales charge may apply.

       For expense information about Decatur Income Fund A Class, Decatur Income Fund B Class, Decatur Income Fund C Class, Decatur Total Return Fund A Class, Decatur Total Return Fund B Class and Decatur Total Return Fund C Class, see the separate prospectus relating to those classes.

       The following example illustrates the expenses that an investor would pay on a $1,000 investment over various time periods, assuming (1) a 5% annual rate of return, and (2) redemption at the end of each time period. As noted in the tables above, Equity Funds II, Inc. charges no redemption fees.

                                  1 Year       3 Years        5 Years           10 Years
                                  ------       -------        -------           --------
Decatur Income Fund
Institutional Class                 $7           $22            $38                $86

                                  1 Year       3 Years        5 Years           10 Years
                                  ------       -------        -------           --------
Decatur Total Return
Fund Institutional Class            $8           $26            $45               $100

         The purpose of the above tables is to assist the investor in understanding the various costs and expenses that an investor in either Class will bear directly or indirectly.

         This example should not be considered a representation of past or future expenses or performance. Actual expenses may be greater or less than those shown.

-------------------------------------------------------------------------------


FINANCIAL HIGHLIGHTS

The following financial highlights are derived from the financial statements of Decatur Income Fund and Decatur Total Return Fund of Delaware Group Equity Funds II, Inc. (formerly known as Delaware Group Decatur Fund, Inc.) and have been audited by Ernst & Young LLP, independent auditors. The data should be read in conjunction with the financial statements, related notes and the report of Ernst & Young LLP covering such financial information and highlights, all of which are incorporated by reference into Part B. Further information about each Funds' performance is contained in the Annual Report to shareholders. A copy of the Funds' Annual Report (including the report of Ernst & Young LLP) may be obtained from Equity Funds II, Inc. upon request at no charge.
-------------------------------------------------------------------------------

                                                                        Decatur Income Fund Institutional Class
                                       --------------------------------------------------------------------------------------------
                                                             Period
                                                             1/13/94
                                          Year Ended         through                         Year Ended
                                       11/30/96  11/30/95  11/30/94(2) 11/30/94(1) 11/30/93(1) 11/30/92(1) 11/30/91(1) 11/30/90(1)
Net Asset Value, Beginning of Period    $19.06    $15.59     $16.72      $18.24      $17.20      $15.76      $14.53      $19.07


Income From Investment Operations
Net Investment Income ...............     0.69      0.71       0.59        0.67        0.78        0.78        0.83        0.93
Net Gains (Losses) on Securities
 (both realized and unrealized)......     3.62      3.92      (1.10)      (0.73)       1.79        1.47        1.37       (2.93)
                                        ------    ------     ------      ------      ------      ------      ------      ------
    Total From Investment Operations      4.31      4.63      (0.51)      (0.06)       2.57        2.25        2.20       (2.00)
                                        ------    ------     ------      ------      ------      ------      ------      ------

Less Distributions
Dividends (from net investment income)   (0.72)    (0.74)     (0.62)      (0.86)      (0.68)      (0.81)      (0.97)      (1.05)
Distributions (from capital gains)...    (1.34)    (0.42)      none       (1.75)      (0.85)       none        none       (1.49)
Returns of Capital...................     none      none       none        none        none        none        none        none
                                        ------    ------     ------      ------      ------      ------      ------      ------
     Total Distributions.............    (2.06)    (1.16)     (0.62)      (2.61)      (1.53)      (0.81)      (0.97)      (2.54)
                                        ------    ------     ------      ------      ------      ------      ------      ------

Net Asset Value, End of Period.......   $21.31    $19.06     $15.59      $15.57      $18.24      $17.20      $15.76      $14.53
                                        ======    ======     ======      ======      ======      ======      ======      ======

-----------------------

Total Return.........................    24.65%    31.14%     (0.45%)     (0.57%)(3)  15.85%(3)   14.55%(3)   15.46%(3)  (12.04%)(3)

-----------------------

Ratios/Supplemental Data

Net Assets, End of Period
 (000's omitted).....................  $244,048 $211,409   $182,105  $1,153,884  $1,512,194  $1,508,206  $1,579,521  $1,560,641
Ratio of Expenses to Average
 Daily Net Assets....................      0.69%    0.74%      0.70%       0.81%       0.71%       0.72%       0.70%       0.70%
Ratio of Net Investment Income to
 Average Daily Net Assets............      3.56%    4.16%      4.03%       3.92%       4.34%       4.55%       5.18%       5.78%
Portfolio Turnover Rate..............       101%      74%        92%         92%         80%         79%         78%         44%
Average Commission Rate Paid.........    $0.060      N/A        N/A         N/A         N/A         N/A         N/A         N/A



                                                  11/30/89(1)   11/30/88(1)   11/30/87(1)
Net Asset Value, Beginning of Period                $16.89        $15.86        $19.32


Income From Investment Operations
Net Investment Income ...............                 1.00          0.76          0.77
Net Gains (Losses) on Securities
 (both realized and unrealized)......                 2.25          2.75         (1.43)
                                                    ------        ------        ------
    Total From Investment Operations                  3.25          3.51         (0.66)
                                                    ------        ------        ------

Less Distributions
Dividends (from net investment income)               (0.81)        (0.73)        (0.80)
Distributions (from capital gains)...                (0.26)        (1.75)        (2.00)
Returns of Capital...................                 none          none          none
                                                    ------        ------        ------
     Total Distributions.............                (1.07)        (2.48)        (2.80)
                                                    ------        ------        ------

Net Asset Value, End of Period.......               $19.07        $16.89        $15.86
                                                    ======        ======        ======
-----------------------

Total Return.........................                19.84%(3)     25.20%(3)     (4.48%)(3)

-----------------------

Ratios/Supplemental Data

Net Assets, End of Period
 (000's omitted).....................           $1,848,129    $1,517,445    $1,346,411
Ratio of Expenses to Average
 Daily Net Assets....................                 0.67%         0.73%         0.69%
Ratio of Net Investment Income to
 Average Daily Net Assets............                 5.48%         4.80%         4.37%
Portfolio Turnover Rate..............                   38%           39%           56%
Average Commission Rate Paid.........                  N/A           N/A           N/A

----------
(1) Data for Decatur Income Fund Institutional Class are derived from data of Decatur Income Fund A Class (formerly known as the Decatur Fund I class), which prior to May 2, 1994 was not subject to Rule 12b-1 distribution expenses.
(2) Data are derived from data for Decatur Income Fund Institutional Class (formerly known as the Decatur Fund I (Institutional) class), which commenced operations on January 13, 1994. Ratios and total return have been annualized.
(3) Does not reflect current maximum sales charges that are or were in effect applicable to Decatur Income Fund A Class.

                                                               Decatur Total Return Fund Institutional Class
                                       --------------------------------------------------------------------------------------------
                                                                          Period
                                                                        7/26/93(2)
                                                Year Ended                through                         Year Ended
                                       11/30/96  11/30/95  11/30/94     11/30/93   11/30/93(1) 11/30/92(1) 11/30/91(1) 11/30/90(1)
Net Asset Value, Beginning of Period    $15.65    $12.35     $14.40      $14.10      $13.98      $12.73      $11.71      $13.64


Income From Investment Operations
Net Investment Income ...............     0.37      0.47       0.43        0.15        0.45        0.47        0.53        0.58
Net Gains (Losses) on Securities
 (both realized and unrealized)......     3.23      3.65      (0.37)       0.25        1.45        1.30        1.07       (1.44)
                                        ------    ------     ------      ------      ------      ------      ------      ------
    Total From Investment Operations      3.60      4.12       0.06        0.40        1.90        1.77        1.60       (0.86)
                                        ------    ------     ------      ------      ------      ------      ------      ------

Less Distributions
Dividends (from net investment income)   (0.39)    (0.40)     (0.45)      (0.10)      (0.45)      (0.52)      (0.58)      (0.60)
Distributions (from capital gains)...    (1.29)    (0.42)     (1.66)       none       (1.05)       none        none       (0.47)
Returns of Capital...................     none      none       none        none        none        none        none        none
                                        ------    ------     ------      ------      ------      ------      ------      ------
     Total Distributions.............    (1.68)    (0.82)     (2.11)      (0.10)      (1.50)      (0.52)      (0.58)      (1.07)
                                        ------    ------     ------      ------      ------      ------      ------      ------

Net Asset Value, End of Period.......   $17.57    $15.65     $12.35      $14.40      $14.38      $13.98      $12.73      $11.71
                                        ======    ======     ======      ======      ======      ======      ======      ======

-----------------------

Total Return.........................    25.24%    35.13%      0.19%      14.89%      14.47%(4)   14.12%(4)   13.94%(4)   (6.84%)(4)

-----------------------

Ratios/Supplemental Data

Net Assets, End of Period
 (000's omitted).....................   $45,958  $11,520     $1,376      $1,181     $43,638    $408,986    $394,338    $357,139
Ratio of Expenses to Average
 Daily Net Assets....................      0.81%    0.89%      0.96%       0.92%       1.22%       1.23%       1.23%       1.23%
Ratio of Net Investment Income to
 Average Daily Net Assets............      2.53%    3.02%      3.18%       3.45%       3.15%       3.44%       4.20%       4.87%
Portfolio Turnover Rate..............        87%      81%        74%        119%        119%         98%         67%         54%
Average Commission Rate Paid.........    $0.060      N/A        N/A         N/A         N/A         N/A         N/A         N/A


                                                  11/30/89(1)   11/30/88(1)   11/30/87(1)
Net Asset Value, Beginning of Period                $11.47        $ 9.04        $10.29


Income From Investment Operations
Net Investment Income ...............                 0.54          0.50          0.31
Net Gains (Losses) on Securities
 (both realized and unrealized)......                 2.12          2.30         (1.30)
                                                    ------        ------        ------
    Total From Investment Operations                  2.66          2.80         (0.99)
                                                    ------        ------        ------

Less Distributions
Dividends (from net investment income)               (0.49)        (0.37)        (0.26)
Distributions (from capital gains)...                 none          none          none
Returns of Capital...................                 none          none          none
                                                    ------        ------        ------
     Total Distributions.............                (0.49)        (0.37)        (0.26)
                                                    ------        ------        ------

Net Asset Value, End of Period.......               $13.64        $11.47        $ 9.04
                                                    ======        ======        ======
-----------------------

Total Return.........................                23.73%(4)     31.51%(4)    (10.08%)(4)

-----------------------

Ratios/Supplemental Data

Net Assets, End of Period
 (000's omitted).....................             $318,871      $200,085      $146,632
Ratio of Expenses to Average
 Daily Net Assets....................                 1.24%         1.28%         1.27%(4)
Ratio of Net Investment Income to
 Average Daily Net Assets............                 4.60%         4.77%         4.17%(4)
Portfolio Turnover Rate..............                   60%           69%           39%
Average Commission Rate Paid.........                  N/A           N/A           N/A

----------
(1) Data are derived from data of Decatur Total Return Fund A Class (formerly known as the Decatur Fund II class) and reflect the impact of Rule 12b-1 distribution expenses paid by Decatur Total Return Fund A Class. Decatur Total Return Fund Institutional Class (formerly known as the Decatur Fund II (Institutional) class) is not subject to Rule 12b-1 distribution expenses and per share data for periods beginning on and after July 26, 1993 will not reflect the deduction of such expenses.
(2) Date of initial public offering of Decatur Total Return Fund Institutional Class (formerly known as the Decatur Fund II (Institutional) class); ratios and total return for this period have been annualized.
(3) Does not reflect any maximum sales charges that are or were in effect. Total return for 1987 reflects expense limitation referenced in Note 4.
(4) The Manager undertook to waive its management fee and assume expenses to the extent necessary to limit Decatur Total Return Fund's ratio of annual operating expenses, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, to average daily net assets to 1% for a six-month period after the initial public offering on August 26, 1986. Ratio of expenses and net investment income to average daily net assets prior to expense limitation was 1.41% and 4.03%, respectively.

INVESTMENT OBJECTIVES AND  STRATEGIES

SUITABILITY

         Decatur Income Fund - The Fund may be suitable for investors looking for current income with the potential for capital appreciation. The Fund will invest in common stocks and other income-producing securities, including high yield, higher risk fixed-income securities, and investors should be willing to accept the risks associated with such investments.


         Decatur Total Return Fund - The Fund may be suitable for the patient investor interested in long-term growth and current income potential offered by dividend-paying common stocks. Investors should be willing to accept the risks associated with investments in common stocks and income-producing securities that are convertible into common stocks.


                                      * * *

         Naturally, the Funds cannot assure a specific rate of return or that principal will be protected. The value of each Fund's shares can be expected to move up and down depending upon market conditions. Consequently, appreciation may be obtained in periods of generally rising markets, while in declining markets, the value of its shares may, of course, decline. For this reason, neither Fund is appropriate for short-term investors. However, through the cautious selection and supervision of its portfolio, each Fund will strive to achieve its objective set forth above.

         Ownership of shares of each Fund reduces the bookkeeping and administrative inconveniences that would be involved with direct purchases of the securities held in each Fund's portfolio.

         Investors should not consider a purchase of shares of either Fund as equivalent to a complete investment program. The Delaware Group includes a family of funds, generally available through registered investment dealers, which may be used together to create a more complete investment program.

INVESTMENT STRATEGY

Decatur Income Fund - The objective of Decatur Income Fund is to earn the highest possible current income by investing primarily in common stocks that provide the potential for income and capital appreciation without undue risk to principal. This is a fundamental policy and cannot be changed without shareholder approval. The Fund primarily aims to earn and pay its shareholders dependable current income. It seeks to accomplish this objective while attempting to limit risk to principal through prudent investing. Although it is not a fundamental policy, the Fund will normally invest at least 65% of its total assets in income-producing securities. The Fund may invest up to 15% of its net assets in high yield, higher risk fixed-income securities, which are generally considered to be speculative. See High Yield, High Risk Securities under Other Investment Policies and Risk Considerations.

         The Manager carefully selects the Fund's diversified group of securities for their high yields relative to risk involved.

         The Fund generally invests in common stocks that the Manager believes have better potential for income and appreciation than fixed-income securities. It may, however, invest its assets in all classes of securities, including bonds, preferred stocks, and common stocks, in any proportions deemed prudent for defensive purposes under existing market and economic conditions. All available types of securities, including foreign securities (which may include American or European Depository Receipts), are under continuous study, and the management regularly transfers investments between securities or types of securities in carrying out its investment policy. It is the Fund's policy not to purchase and sell securities with a view toward obtaining short-term profits. However, the Fund may hold securities for any period of time.

Decatur Total Return Fund - Decatur Total Return Fund's investment objective is to achieve long-term growth by investing primarily in securities that provide the potential for income and capital appreciation without undue risk to principal. The Fund generally invests in common stocks and income-producing securities that are convertible into common stocks. The portfolio manager looks for securities that have a better dividend yield than the average dividend yield of the Standard & Poor's 500 Stock Index ("S&P 500"), as well as capital gains potential.

         All available types of appropriate securities are under continuous study. While the Fund may invest in all classes of securities, including bonds and preferred and common stocks, in any proportion deemed prudent under existing market and economic conditions, the focus on fixed-income securities can be expected to be less than that of Decatur Income Fund. The Fund may also invest in foreign securities.

         Income-producing convertible securities include preferred stock and debentures that pay a stated interest rate or dividend and are convertible into common stock at an established ratio. These securities, which are usually priced at a premium to their conversion value, may allow the Fund to receive current income while participating to some extent in any appreciation in the underlying common stock. The value of a convertible security tends to be affected by changes in interest rates as well as factors affecting the market value of the underlying common stock.

         It is the Fund's policy to purchase and sell securities with a view toward obtaining long-term rather than short-term capital gains. However, the Fund may hold securities for any period of time.

                                      * * *

         For additional information about each Fund's investment policies and certain risks associated with investments in certain types of securities, see Other Investment Policies and Risk Considerations.

CLASSES OF SHARES

         The Distributor serves as the national distributor for each Fund. Shares of each Class may be purchased directly by contacting a Fund or its agent or through authorized investment dealers. All purchases of shares of each Class are at net asset value. There is no front-end or contingent deferred sales charge.

         Investment instructions given on behalf of participants in an employer-sponsored retirement plan are made in accordance with directions provided by the employer. Employees considering purchasing shares of a Class as part of their retirement program should contact their employer for details.

         Shares of each Class are available for purchase only by: (a) retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover individual retirement accounts from such plans; (b) tax-exempt employee benefit plans of the Manager or its affiliates and securities dealer firms with a selling agreement with the Distributor; (c) institutional advisory accounts of the Manager, or its affiliates and those having client relationships with Delaware Investment Advisers, a division of the Manager, or its affiliates and their corporate sponsors, as well as subsidiaries and related employee benefit plans and rollover individual retirement accounts from such institutional advisory accounts; (d) a bank, trust company and similar financial institution investing for its own account or for the account of its trust customers for whom such financial institution is exercising investment discretion in purchasing shares of the Class, except where the investment is part of a program that requires payment to the financial institution of a Rule 12b-1 Plan fee; and (e) registered investment advisers investing on behalf of clients that consist solely of institutions and high net-worth individuals having at least $1,000,000 entrusted to the adviser for investment purposes, but only if the adviser is not affiliated or associated with a broker or dealer and derives compensation for its services exclusively from its clients for such advisory services.

Decatur Income Fund A Class, Decatur Income Fund B Class, Decatur Income Fund C Class, Decatur Total Return Fund A Class, Decatur Total Return Fund B Class and Decatur Total Return Fund C Class
         In addition to offering Decatur Income Fund Institutional Class and Decatur Total Return Fund Institutional Class, Decatur Income Fund also offers Decatur Income Fund A Class, Decatur Income Fund B Class and Decatur Income Fund C Class, and Decatur Total Return Fund also offers Decatur Total Return Fund A Class, Decatur Total Return Fund B Class and Decatur Total Return Fund C Class, which are described in a separate prospectus. Decatur Income Fund A Class and Decatur Total Return Fund A Class carry a front-end sales charge and have annual 12b-1 expenses equal to a maximum of 0.30%. The maximum front-end sales charge as a percentage of the offering price is 4.75% and is reduced on certain transactions of $100,000 or more. Decatur Income Fund B Class, Decatur Income Fund C Class, Decatur Total Return Fund B Class and Decatur Total Return Fund C Class have no front-end sales charge but are subject to annual 12b-1 expenses equal to a maximum of 1%. Shares of Decatur Income Fund B Class, Decatur Income Fund C Class, Decatur Total Return Fund B Class and Decatur Total Return Fund C Class and certain shares of Decatur Income Fund A Class and Decatur Total Return Fund A Class may be subject to a contingent deferred sales charge upon redemption. To obtain a prospectus relating to such classes contact the Distributor by writing to the address or by calling the phone numbers listed on the cover of this Prospectus.

HOW TO BUY SHARES

         Each Fund makes it easy to invest by mail, by wire, by exchange and by arrangement with your investment dealer. In all instances, investors must qualify to purchase shares of the Classes.

Investing Directly by Mail
1. Initial Purchases--An Investment Application or, in the case of a retirement account, an appropriate retirement plan application, must be completed, signed and sent with a check payable to the specific Fund and Class selected, to Delaware Group at 1818 Market Street, Philadelphia, PA 19103.

2. Subsequent Purchases--Additional purchases may be made at any time by mailing a check payable to the specific Fund and Class selected. Your check should be identified with your name(s) and account number.

Investing Directly by Wire
         You may purchase shares by requesting your bank to transmit funds by wire to CoreStates Bank, N.A., ABA #031000011, account number 1412893401 (include your name(s) and your account number for the Fund and Class in which you are investing).

1. Initial Purchases--Before you invest, telephone the Client Services Department at 800-828-5052 to get an account number. If you do not call first, it may delay processing your investment. In addition, you must promptly send your Investment Application or, in the case of a retirement account, an appropriate retirement plan application, for the specific Fund and Class selected by you, to Delaware Group at 1818 Market Street, Philadelphia, PA 19103.

2. Subsequent Purchases--You may make additional investments anytime by wiring funds to CoreStates Bank, N.A., as described above. You must advise your Client Services Representative by telephone at 800-828-5052 prior to sending your wire.

Investing by Exchange
         If you have an investment in another mutual fund in the Delaware Group and you qualify to purchase shares of the Classes, you may write and authorize an exchange of part or all of your investment into the Funds. However, shares of Decatur Income Fund B Class, Decatur Income Fund C Class, Decatur Total Return Fund B Class and Decatur Total Return Fund C Class and Class B Shares and Class C Shares of the other funds in the Delaware Group offering such a class of shares may not be exchanged into the Classes. If you wish to open an account by exchange, call your Client Services Representative at 800-828-5052 for more information. See Redemption and Exchange for more complete information concerning your exchange privileges.

Investing through Your Investment Dealer
         You can make a purchase of Fund shares through most investment dealers who, as part of the service they provide, must transmit orders promptly to the Fund. They may charge for this service.

Purchase Price and Effective Date
         The purchase price (net asset value) of each Class is determined as of the close of regular trading on the New York Stock Exchange (ordinarily, 4 p.m., Eastern time) on days when the Exchange is open.

         The effective date of a purchase made through an investment dealer is the date the order is received by the Fund in which the shares are being purchased. The effective date of a direct purchase is the day your wire, electronic transfer or check is received, unless it is received after the time the share price is determined, as noted above. Purchase orders received after such time will be effective the next business day.

The Conditions of Your Purchase
         Each Fund reserves the right to reject any purchase order. If a purchase is cancelled because your check is returned unpaid, you are responsible for any loss incurred. A Fund can redeem shares from your account(s) to reimburse itself for any loss, and you may be restricted from making future purchases in any of the funds in the Delaware Group. Each Fund reserves the right to reject purchases by third-party checks or checks that are not drawn on a domestic branch of a United States financial institution. If a check drawn on a foreign financial institution is accepted, you may be subject to additional bank charges for clearance and currency conversion.

         Each Fund also reserves the right, upon 60 days' written notice, to involuntarily redeem accounts that remain under $250 as a result of redemptions.

REDEMPTION AND EXCHANGE

         Redemption and exchange requests made on behalf of participants in an employer-sponsored retirement plan are made in accordance with directions provided by the employer. Employees should therefore contact their employer for details.

         Your shares will be redeemed or exchanged at a price based on the net asset value next determined after a Fund receives your request in good order. For example, redemption and exchange requests received in good order after the time the net asset value of shares is determined will be processed on the next business day. See Purchase Price and Effective Date under How to Buy Shares. Except as otherwise noted below, for a redemption request to be in "good order," you must provide your account number, account registration, and the total number of shares or dollar amount of the transaction. With regard to exchanges, you must also provide the name of the fund you want to receive the proceeds. Exchange instructions and redemption requests must be signed by the record owner(s) exactly as the shares are registered. You may request a redemption or an exchange by calling a Fund 800-828-5052. Redemption proceeds will be distributed promptly, as described below, but not later than seven days after receipt of a redemption request.

         All exchanges involve a purchase of shares of the fund into which the exchange is made. As with any purchase, an investor should obtain and carefully read that fund's prospectus before buying shares in an exchange. The prospectus contains more complete information about the fund, including charges and expenses.

         Each Fund will process written and telephone redemption requests to the extent that the purchase orders for the shares being redeemed have already settled. Each Fund will honor written redemption requests as to shares for which a check was rendered as payment, but neither Fund will mail or wire the proceeds until it is reasonably satisfied that the check has cleared, which may take up to 15 days from the purchase date. You can avoid this potential delay if you purchase shares by wiring Federal Funds. Each Fund reserves the right to reject a written or telephone redemption request or delay payment of redemption proceeds if there has been a recent change to the shareholder's address of record.

         Shares of a Class may be exchanged into any other Delaware Group mutual fund provided: (1) the investment satisfies the eligibility and other requirements set forth in the prospectus of the fund being acquired, including the payment of any applicable front-end sales charge; and (2) the shares of the fund being acquired are in a state where that fund is registered. If exchanges are made into other shares that are eligible for purchase only by those permitted to purchase shares of a Class, such exchange will be exchanged at net asset value. Shares of a Class may not be exchanged into Class B Shares or Class C Shares of any of the funds in the Delaware Group. Each Fund may suspend, terminate, or amend the terms of the exchange privilege upon 60 days' written notice to shareholders.

         Various redemption and exchange methods are outlined below. No fee is charged by the Funds or the Distributor for redeeming or exchanging your shares. You may also have your investment dealer arrange to have your shares redeemed or exchanged. Your investment dealer may charge for this service.

         All authorizations given by shareholders, including selection of any of the features described below, shall continue in effect until such time as a written revocation or modification has been received by the Fund to which the authorization relates or its agent.

Written Redemption and Exchange
         You can write to a Fund at 1818 Market Street, Philadelphia, PA 19103 to redeem some or all of your shares or to request an exchange of any or all your shares into another mutual fund in the Delaware Group, subject to the same conditions and limitations as other exchanges noted above. The request must be signed by all owners of the account or your investment dealer of record.

         For redemptions of more than $50,000, or when the proceeds are not sent to the shareholder(s) at the address of record, each Fund requires a signature by all owners of the account and may require a signature guarantee. Each signature guarantee must be supplied by an eligible guarantor institution. Each Fund reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. A Fund may require further documentation from corporations, executors, retirement plans, administrators, trustees or guardians.

         Payment is normally mailed the next business day after receipt of your redemption request. Certificates are issued for shares only if you submit a specific request. If your shares are in certificate form, the certificate must accompany your request and also be in good order.

         You also may submit your written request for redemption or exchange by facsimile transmission at the following number: 215-255-8864.

Telephone Redemption and Exchange
         To get the added convenience of the telephone redemption and exchange methods, you must have the Transfer Agent hold your shares (without charge) for you. If you choose to have your shares in certificate form, you may redeem or exchange only by written request and you must return your certificates.

         The Telephone Redemption - Check to Your Address of Record service and the Telephone Exchange service, both of which are described below, are automatically provided unless you notify the Fund in which you have your account in writing that you do not wish to have such services available with respect to your account. Each Fund reserves the right to modify, terminate or suspend these procedures upon 60 days' written notice to shareholders. It may be difficult to reach a Fund by telephone during periods when market or economic conditions lead to an unusually large volume of telephone requests.

         Neither the Funds nor their Transfer Agent is responsible for any shareholder loss incurred in acting upon written or telephone instructions for redemption or exchange of Fund shares which are reasonably believed to be genuine. With respect to such telephone transactions, a Fund will follow reasonable procedures to confirm that instructions communicated by telephone are genuine (including verification of a form of personal identification) as, if it does not, such Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent transactions. A written confirmation will be provided for all purchase, exchange and redemption transactions initiated by telephone. By exchanging shares by telephone, you are acknowledging prior receipt of a prospectus for the fund into which your shares are being exchanged.

Telephone Redemption-Check to Your Address of Record
         You or your investment dealer of record can have redemption proceeds of $50,000 or less mailed to you at your address of record. Checks will be payable to the shareholder(s) of record. Payment is normally mailed the next business day after receipt of the redemption request.

Telephone Redemption-Proceeds to Your Bank
         Redemption proceeds of $1,000 or more can be transferred to your predesignated bank account by wire or by check. You should authorize this service when you open your account. If you change your predesignated bank account, you must submit a written authorization and you may need to have your signature guaranteed. For your protection, your authorization must be on file. If you request a wire, your funds will normally be sent the next business day. If you ask for a check, it will normally be mailed the next business day after receipt of your redemption request to your predesignated bank account. There are no fees for this redemption method, but the mail time may delay getting funds into your bank account. Simply call your Client Services Representative prior to the time the net asset value is determined, as noted above.

Telephone Exchange
         You or your investment dealer of record can exchange shares into any fund in the Delaware Group under the same registration. As with the written exchange service, telephone exchanges are subject to the same conditions and limitations as other exchanges noted above. Telephone exchanges may be subject to limitations as to amounts or frequency.

DIVIDENDS AND DISTRIBUTIONS

         Equity Funds II, Inc. currently intends to make monthly payments from Decatur Income Fund's net investment income and quarterly payments from Decatur Total Return Fund's net investment income. Payments from net realized securities profits of a Fund, if any, will be made in the quarter following the close of the fiscal year. Both dividends and distributions, if any, are automatically reinvested in your account at net asset value.

         Each class of a Fund will share proportionately in the investment income and expenses of that Fund, except that the Classes will not incur any distribution fees under the 12b-1 Plans which apply to Decatur Income Fund A Class, Decatur Income Fund B Class, Decatur Income Fund C Class, Decatur Total Return Fund A Class, Decatur Total Return Fund B Class and Decatur Total Return Fund C Class.

TAXES

         The tax discussion set forth below is included for general information only. Investors should contact their own tax advisers concerning the federal, state, local or foreign tax consequences of an investment in a fund.

         Each Fund has qualified, and intends to continue to qualify, as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code"). As such, a Fund will not be subject to federal income tax, or to any excise tax, to the extent its earnings are distributed as provided in the Code.

         Each Fund intends to distribute substantially all of its net investment income and net capital gains, if any. Dividends from net investment income or net short-term capital gains will be taxable to those investors who are subject to income taxes as ordinary income, even though received in additional shares. For corporate investors, dividends from net investment income will generally qualify in part for the corporate dividends-received deduction. The portion of dividends paid by a Fund that so qualifies will be designated each year in a notice from Equity Funds II, Inc. to each Fund's shareholders. For the fiscal year ended November 30, 1996, 44% and 59% of, respectively, Decatur Income Fund's and Decatur Total Return Fund's dividends from net investment income qualified for the corporate dividends-received deduction.

         Distributions paid by a Fund from long-term capital gains, received in additional shares, are taxable to those investors who are subject to income taxes as long-term capital gains, regardless of the length of time an investor has owned shares in the Fund. The Funds do not seek to realize any particular amount of capital gains during a year; rather, realized gains are a by-product of Fund management activities. Consequently, capital gains distributions may be expected to vary considerably from year to year. Also, for those investors subject to tax, if purchases of shares in a Fund are made shortly before the record date for a dividend or capital gains distribution, a portion of the investment will be returned as a taxable distribution.

         Although dividends generally will be treated as distributed when paid, dividends which are declared in October, November or December to shareholders of record on a specified date in one of those months, but which, for operational reasons, may not be paid to the shareholder until the following January, will be treated for tax purposes as if paid by a Fund and received by the shareholder on December 31 of the year declared.

         The sale of shares of a Fund is a taxable event and may result in a capital gain or loss to shareholders subject to tax. Capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between a Fund and any other fund in the Delaware Group. Any loss incurred on a sale or exchange of Fund shares that had been held for six months or less will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares.

         In addition to federal taxes, shareholders may be subject to state and local taxes on distributions. Distributions of interest income and capital gains realized from certain types of U.S. government securities may be exempt from state personal income taxes. Shares of each Fund are exempt from Pennsylvania county personal property taxes.

         Each year, Equity Funds II, Inc. will mail you information on the tax status of each Fund's dividends and distributions paid by the Fund in which you hold shares. Shareholders will also receive each year information as to the portion of dividend income, if any, that is derived from U.S. government securities that are exempt from state income tax. Of course, shareholders who are not subject to tax on their income would not be required to pay tax on amounts distributed to them by the Fund.

         Each Fund is required to withhold 31% of taxable dividends, capital gains distributions, and redemptions paid to shareholders who have not complied with IRS taxpayer identification regulations. You may avoid this withholding requirement by certifying on your Investment Application your proper Taxpayer Identification Number and by certifying that you are not subject to backup withholding.

         See Accounting and Tax Issues and Distributions and Taxes in Part B for additional information on tax matters relating to each Fund and their shareholders.

CALCULATION OF NET ASSET VALUE PER SHARE

         The purchase and redemption price of a Class is the net asset value ("NAV") per share of Class shares next computed after the order is received. The NAV is computed as of the close of regular trading on the New York Stock Exchange (ordinarily, 4 p.m., Eastern time) on days when the Exchange is open.

         The NAV per share is computed by adding the value of all securities and other assets in the portfolio, deducting any liabilities (expenses and fees are accrued daily) and dividing by the number of shares outstanding. Portfolio securities for which market quotations are available are priced at market value. Short-term investments having a maturity of less than 60 days are valued at amortized cost, which approximates market value. All other securities are valued at their fair value as determined in good faith and in a method approved by Equity Funds II, Inc.'s Board of Directors.

         The net asset values of all outstanding shares of each class of a Fund will be computed on a pro-rata basis for each outstanding share based on the proportionate participation in that Fund represented by the value of shares of that class. All income earned and expenses incurred by a Fund will be borne on a pro-rata basis by each outstanding share of a class, based on each class' percentage in the Fund represented by the value of shares of such classes, except that the Classes will not incur any of the expenses under the Fund's 12b-1 Plans and Decatur Income Fund A, B and C Classes and Decatur Total Return Fund A, B and C Classes alone will bear the 12b-1 Plan fees payable under their respective Plans. Due to the specific distribution expenses and other costs that will be allocable to each class, the net asset value of and dividends paid to each class of a Fund will vary.

MANAGEMENT OF THE FUNDS

Directors
         The business and affairs of Equity Funds II, Inc. are managed under the direction of its Board of Directors. Part B contains additional information regarding Equity Funds II, Inc.'s directors and officers.

Investment Manager
         The Manager furnishes investment management services to each Fund.

         The Manager and its predecessors have been managing the funds in the Delaware Group since 1938. On November 30, 1996, the Manager and its affiliates within the Delaware Group, including Delaware International Advisers Ltd., were managing in the aggregate more than $32 billion in assets in the various institutional (approximately $20,311,204,000) and investment company (approximately $11,765,348,000) accounts.

         The Manager is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. ("DMH"). On April 3, 1995, a merger between DMH and a wholly owned subsidiary of Lincoln National Corporation ("Lincoln National") was completed. DMH and the Manager are now indirect, wholly owned subsidiaries, and subject to the ultimate control, of Lincoln National. Lincoln National, with headquarters in Fort Wayne, Indiana, is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management. In connection with the merger, new Investment Management Agreements between Equity Funds II, Inc. on behalf of each Fund and the Manager were executed following shareholder approval.

         The Manager manages each Fund's portfolio and makes investment decisions which are implemented by Equity Funds II, Inc.'s Trading Department. The Manager also administers Equity Funds II, Inc.'s affairs and pays the salaries of all the directors, officers and employees of Equity Funds II, Inc. who are affiliated with the Manager. For these services, under the Investment Management Agreement for Decatur Income Fund, the Manager is paid an annual fee of 0.60% on the first $100 million of average daily net assets, 0.525% on the next $150 million, 0.50% on the next $250 million and 0.475% on the average daily net assets in excess of $500 million, less Decatur Income Fund's proportionate share of all directors' fees paid to the unaffiliated directors by Equity Funds II, Inc. For the fiscal year ended November 30, 1996, investment management fees paid by Decatur Income Fund were 0.49% of its average daily net assets.

         For the services noted above, under the Investment Management Agreement for Decatur Total Return Fund, the Manager is paid an annual fee of 0.60% on the first $500 million of average daily net assets of the Fund, 0.575% on the next $250 million and 0.55% of the average daily net assets in excess of $750 million, less Decatur Total Return Fund's proportionate share of all directors' fees paid to the unaffiliated directors by Equity Funds II, Inc. For the fiscal year ended November 30, 1996, investment management fees paid by Decatur Total Return Fund were 0.59% of its average daily net assets.

         John B. Fields has primary responsibility for making day-to-day investment decisions for each Fund. He has been the Senior Portfolio Manager for Decatur Income Fund since 1993 and for Decatur Total Return Fund since 1992. Mr. Fields, who has 26 years experience in investment management, earned a bachelor's degree and an MBA from Ohio State University. Before joining the Delaware Group in 1992, he was Director of Domestic Equity Risk Management at DuPont. Prior to that, he was Director of Equity Research at Comerica Bank. Mr. Fields is a member of the Financial Analysts Society of Wilmington, Delaware.

         In making investment decisions for each Fund, Mr. Fields works with a team of 12 portfolio managers and analysts, each of whom specializes in a different industry sector and makes recommendations accordingly. Mr.

Fields also regularly consults with Wayne A. Stork and Richard G. Unruh, Jr. Mr. Stork, Chairman of the Manager's and of Equity Funds II, Inc.'s Board of Directors, is a graduate of Brown University and attended New York University's Graduate School of Business Administration. Mr. Stork joined the Delaware Group in 1962 and has served in various executive capacities at different times within the Delaware organization. A graduate of Brown University, Mr. Unruh received his MBA from the University of Pennsylvania's Wharton School and joined the Delaware Group in 1982 after 19 years of investment management experience with Kidder, Peabody & Co. Inc. Mr. Unruh was named an Executive Vice President of Equity Funds II, Inc. in 1994. He is also a member of the Board of Directors of the Manager and was named an executive vice president of the Manager in 1994.

Portfolio Trading Practices

         Each Fund normally will not invest for short-term trading purposes. However, each Fund may sell securities without regard to the length of time they have been held. The degree of portfolio activity will affect brokerage costs of each Fund and may affect taxes payable by such Fund's shareholders to the extent that net capital gains are realized. Given each Fund's investment objective, its annual portfolio turnover rate is not expected to exceed 100%. For the past two fiscal years, each Fund's portfolio turnover rates were as follows:

                                                 November 30,
                     Fund                      1996       1995
                     ----                      ----       ----

           Decatur Income Fund                 101%       74%
           Decatur Total  Return Fund           87%       81%

         Each Fund uses its best efforts to obtain the best available price and most favorable execution for portfolio transactions. Orders may be placed with brokers or dealers who provide brokerage and research services to the Manager or its advisory clients. These services may be used by the Manager in servicing any of its accounts. Subject to best price and execution, each Fund may consider a broker/dealer's sales of Fund shares in placing portfolio orders and may place orders with broker/dealers that have agreed to defray certain Fund expenses such as custodian fees.

Performance Information
         From time to time, Decatur Income Fund and Decatur Total Return Fund may quote yield or total return performance of their Classes in advertising and other types of literature.

         The current yield for a Class will be calculated by dividing the annualized net investment income earned by that Class during a recent 30-day period by the net asset value per share on the last day of the period. The yield formula provides for semi-annual compounding which assumes that net investment income is earned and reinvested at a constant rate and annualized at the end of a six-month period.

           Total return will be based on a hypothetical $1,000 investment, reflecting the reinvestment of all distributions at net asset value. Each presentation will include the average annual total return for one-, five- and ten year or life-of-fund periods, as relevant. Each Fund may also advertise aggregate and average total return information concerning a Class over additional periods of time.

         Because securities prices fluctuate, investment results of a Class will fluctuate over time and past performance should not be considered a guarantee of future results.

Statements and Confirmations
         You will receive quarterly statements of your account summarizing all transactions during the period. A confirmation statement will be sent following all transactions other than those involving a reinvestment of distributions. You should examine statements and confirmations immediately and promptly report any discrepancy by calling your Client Services Representative.

Financial Information about the Funds
         Each fiscal year, you will receive an audited annual report and an unaudited semi-annual report. These reports provide detailed information about each Fund's investments and performance. Equity Funds II, Inc.'s fiscal year ends on November 30.

Distribution and Service
         The Distributor, Delaware Distributors, L.P., serves as the national distributor of each Fund's shares under separate Distribution Agreements with Equity Funds II, Inc. dated April 3, 1995, as amended on November 29, 1995. The Distributor bears all of the costs of promotion and distribution.

         The Transfer Agent, Delaware Service Company, Inc., serves as the shareholder servicing, dividend disbursing and transfer agent for each Fund under an amended and restated agreement dated as of February 24, 1997. The Transfer Agent also provides accounting services to the Funds pursuant to the terms of separate Fund Accounting Agreement. The directors annually review service fees paid to the Transfer Agent. Certain recordkeeping services and other shareholder services that otherwise would be performed by the Transfer Agent may be performed by certain other entities and the Transfer Agent may elect to enter into an agreement to pay such other entities for those services. In addition, participant account maintenance fees may be assessed for certain recordkeeping services provided as part of retirement plan and administration service packages. These fees are based on the number of participants in the plan and the various services selected. Fees will be quoted upon request and are subject to change.

         The Distributor and the Transfer Agent are also indirect, wholly owned subsidiaries of DMH.

Expenses
         Each Fund is responsible for all of its own expenses other than those borne by the Manager under the Investment Management Agreements and those borne by the Distributor under the Distribution Agreements. For the fiscal year ended November 30, 1996, the ratio of operating expenses to average daily net assets for Decatur Income Fund Institutional Class was 0.69% and for Decatur Total Return Fund Institutional Class was 0.81%.

Shares
         Equity Funds II, Inc. is an open-end management investment company. Each Fund's portfolio of assets is diversified as defined by the 1940 Act. Commonly known as a mutual fund, Equity Funds II, Inc. was organized as a Maryland corporation on March 4, 1983. Equity Funds II, Inc. was previously organized as a Delaware corporation in 1956. Equity Funds II, Inc. currently offers four series of shares - Decatur Income Fund series, Decatur Total Return Fund series, Blue Chip Fund series and Quantum Fund series. Fund shares have a par value of $1.00, equal voting rights, except as noted below, and are equal in all other respects. Each Fund will vote separately on any matter which affects only that Fund. Shares of each Fund have priority over shares of any other fund of Equity Funds II, Inc.

         Equity Funds II, Inc.'s shares have noncumulative voting rights which means that the holders of more than 50% of Equity Funds II, Inc.'s shares voting for the election of directors can elect 100% of the directors if they choose to do so. Under Maryland law, Equity Funds II, Inc. is not required, and does not intend, to hold annual meetings of shareholders unless, under certain circumstances, it is required to do so under the 1940 Act. Shareholders of 10% or more of Equity Funds II, Inc.'s shares may request that a special meeting be called to consider the removal of a director.

         In addition to the classes, Decatur Income Fund and Decatur Total Return Fund also offer Decatur Income Fund A Class, Decatur Income Fund B Class, Decatur Income Fund C Class, Decatur Total Return Fund A Class, Decatur Total Return Fund B Class and Decatur Total Return Fund C Class. Shares of each class represent proportionate interests in the assets of the respective Fund and have the same voting and other rights and preferences as Decatur Income Fund Institutional Class and Decatur Total Return Fund Institutional Class, respectively, except that shares of the Classes are not subject to, and may not vote on matters affecting, the Distribution Plans under Rule 12b-1 relating to Decatur Income Fund A Class, Decatur Income Fund B Class, Decatur Income Fund C Class, Decatur Total Return Fund A Class, Decatur Total Return Fund B Class and Decatur Total Return Fund C Class.

         Effective as of the close of business February 21, 1997, the name of Delaware Group Decatur Fund, Inc. was changed to Delaware Group Equity Funds II, Inc.

OTHER INVESTMENT POLICIES AND RISK CONSIDERATIONS

High Yield, High Risk Securities
         Decatur Income Fund may invest up to 15% of its net assets in high yield, high risk fixed-income securities. These securities are rated lower than BBB by Standard & Poor's Ratings Group ("S&P"), Baa by Moody's Investors Service, Inc. ("Moody's") and/or rated similarly by another rating agency, or, if unrated, are considered by the Manager to be of equivalent quality. The Fund will not invest in securities which are rated lower than C by S&P, Ca by Moody's or similarly by another rating agency, or, if unrated, are considered by the Manager to be of a quality that is lower than such ratings. See Appendix A - Ratings to this Prospectus for more rating information. Fixed- income securities of this type are considered to be of poor standing and predominantly speculative. Such securities are subject to a substantial degree of credit risk.

         In the past, in the opinion of the Manager, the high yields from these bonds have more than compensated for their higher default rates. There can be no assurance, however, that yields will continue to offset default rates on these bonds in the future. The Manager intends to maintain an adequately diversified portfolio of these bonds. While diversification can help to reduce the effect of an individual default on the Fund, there can be no assurance that diversification will protect the Fund from widespread bond defaults brought about by a sustained economic downturn.

         Medium and low-grade bonds held by the Fund may be issued as a consequence of corporate restructurings, such as leveraged buy-outs, mergers, acquisitions, debt recapitalizations or similar events. Also these bonds are often issued by smaller, less creditworthy companies or by highly leveraged (indebted) firms, which are generally less able than more financially stable firms to make scheduled payments of interest and principal. The risks posed by bonds issued under such circumstances are substantial.

         The economy and interest rates may affect these high yield, high risk securities differently than other securities. Prices have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. Changes by recognized rating agencies in their rating of any security and in the ability of an issuer to make payments of interest and principal will also ordinarily have a more dramatic effect on the values of these investments than on the values of higher-rated securities. Such changes in value will not affect cash income derived from these securities, unless the issuers fail to pay interest or dividends when due. Such changes will, however, affect the Fund's net asset value per share.

Restricted and Illiquid Securities
         Each Fund may invest in restricted securities, including securities eligible for resale without registration pursuant to Rule 144A ("Rule 144A Securities") under the Securities Act of 1933. Rule 144A permits many privately placed and legally restricted securities to be freely traded among certain institutional buyers such as the Funds. Each Fund may invest no more than 10% of the value of its net assets in illiquid securities.

         While maintaining oversight, the Board of Directors of Equity Funds II, Inc. has delegated to the Manager the day-to-day function of determining whether or not individual Rule 144A Securities are liquid for purposes of a Fund's 10% limitation on investments in illiquid assets. The Board has instructed the Manager to consider the following factors in determining the liquidity of a Rule 144A Security: (i) the frequency of trades and trading volume for the security;
(ii) whether at least three dealers are willing to purchase or sell the security and the number of potential purchasers; (iii) whether at least two dealers are making a market in the security; and (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer).

         If the Manager determines that a Rule 144A Security that was previously determined to be liquid is no longer liquid and, as a result, a Fund's holdings of illiquid securities exceed the Fund's 10% limit on investments in such securities, the Manager will determine what action to take to ensure that the Fund continues to adhere to such limitation.

Portfolio Loan Transactions
         Each Fund may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.

         The major risk to which a Fund would be exposed on a loan transaction is the risk that the borrower would go bankrupt at a time when the value of the security goes up. Therefore, each Fund will only enter into loan arrangements after a review of all pertinent facts by the Manager, subject to overall supervision by the Board of Directors, including the creditworthiness of the borrowing broker, dealer or institution and then only if the consideration to be received from such loans would justify the risk. Creditworthiness will be monitored on an ongoing basis by the Manager.

Futures Contracts
         Each Fund may enter into futures contracts on stocks, stock indices, interest rates and foreign currencies, and purchase or sell options on such futures contracts. These activities will not be entered into for speculative purposes, but rather for hedging purposes and to facilitate the ability to quickly deploy into the stock market a Fund's positions in cash, short-term debt securities and other money market instruments, at times when such Fund's assets are not fully invested in equity securities. Such positions will generally be eliminated when it becomes possible to invest in securities that are appropriate for the Fund involved.

         A futures contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument, or for the making and acceptance of a cash settlement, at a stated time in the future for a fixed price. By its terms, a futures contract provides for a specified settlement date on which the securities underlying the contract are delivered, or in the case of securities index futures contracts, the difference between the price at which the contract was entered into and the contract's closing value is settled between the purchaser and seller in cash. Futures contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. In addition, futures contracts call for settlement only on the expiration date, and cannot be "exercised" at any other time during their term.

         The purchase or sale of a futures contract also differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or received. Instead, an amount of cash or cash equivalents, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as "initial margin" as a good faith deposit. This amount is generally maintained in a segregated account at the custodian bank. Subsequent payments to and from the broker, referred to as "variation margin," are made on a daily basis as the value of the index or instrument underlying the futures contract fluctuates, making positions in the futures contract more or less valuable, a process known as "marking to the market."

         Purchases or sales of stock or bond index futures contracts are used for hedging purposes to attempt to protect a Fund's current or intended investments from broad fluctuations in stock or bond prices. For example, a Fund may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When a Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in stock or bond index futures contracts will be closed out.

         Interest rate futures contracts are purchased or sold for hedging purposes to attempt to protect against the effects of interest rate changes on a Fund's current or intended investments in fixed-income securities. For example, if a Fund owned long-term bonds and interest rates were expected to increase, the Fund might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in the Fund's portfolio. However, since the futures market is more liquid than the cash market, the use of interest rate futures contracts as a hedging technique allows the Fund to hedge its interest rate risk without having to sell its portfolio securities. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the Fund's interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts could be purchased as a hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Because the fluctuations in the value of the interest rate futures contracts should be similar to those of long-term bonds, the Fund could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash became available or the market had stabilized. At that time, the interest rate futures contracts could be liquidated, and the Fund's cash reserve could then be used to buy long-term bonds on the cash market.

         Each Fund may purchase and sell foreign currency futures contracts for hedging purposes to attempt to protect its current or intended investments denominated in foreign currencies from fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. A Fund may sell futures contracts on a foreign currency, for example, when it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the futures contracts. However, if the value of the foreign currency increases relative to the dollar, the Fund's loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities because a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates.

         Conversely, a Fund could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. When a Fund purchases futures contracts under such circumstances, however, and the price of securities to be acquired instead declines as a result of appreciation of the dollar, the Fund will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

         Each Fund may also purchase and write options on the types of futures contracts in which the Fund may invest, and enter into related closing transactions. Options on futures are similar to options on securities, as described below, except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract, rather than to actually purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. In the event that an option written by the Fund is exercised, the Fund will be subject to all the risks associated with the trading of futures contracts, such as payment of variation margin deposits. In addition, the writer of an option on a futures contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

         At any time prior to the expiration of a futures contract, a trader may elect to close out its position by taking an opposite position on the contract market on which the position was entered into, subject to the availability of a secondary market, which will operate to terminate the initial position. Likewise, a position in an option on a futures contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to availability of a secondary market, which is the purchase or sale of an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. A Fund may realize a profit or a loss when closing out a futures contract or an option on a futures contract.

         To the extent that interest or exchange rates or securities prices move in an unexpected direction, a Fund may not achieve the anticipated benefits of investing in futures contracts and options thereon, or may realize a loss. To the extent that a Fund purchases an option on a futures contract and fails to exercise the option prior to the exercise date, it will suffer a loss of the premium paid. Further, the possible lack of a secondary market could prevent the Fund from closing out its positions relating to futures. See Part B for a further discussion of this investment technique.

Options
         Each Fund may write covered call options on individual issues. For the option to be considered to be covered, the Fund writing the option must own the common stock underlying the option or securities convertible into such common stock. In addition, each Fund may write call options on stock indices. Each Fund may also purchase put options on individual issues and on stock indices. The Manager will employ these techniques in an attempt to protect appreciation attained, to offset capital losses and to take advantage of the liquidity available in the option markets. The ability to hedge effectively using options on stock indices will depend, in part, on the correlation between the composition of the index and a Fund's portfolio as well as the price movement of individual securities. The Funds do not currently intend to write or purchase options on stock indices.

         While there is no limit on the amount of a Fund's assets which may be invested in covered call options, neither Fund will invest more than 2% of its net assets in put options. The Funds will only use Exchange-traded options.

Call Options
         Writing Covered Call Options--A covered call option obligates a Fund to sell one of its securities for an agreed price up to an agreed date. When a Fund writes a call, it receives a premium and agrees to sell the callable securities to a purchaser of a corresponding call during the call period (usually not more than nine months) at a fixed exercise price regardless of market price changes during the call period. The advantage is that the Fund receives premium income for the limited purpose of offsetting the costs of purchasing put options or offsetting any capital loss or decline in market value of the security. However, if the Manager's forecast is wrong, the Fund may not fully participate in the market appreciation if the security's price rises.

         Writing a Call Option on Stock Indices--Writing a call option on stock indices is similar to the writing of a call option on an individual stock. Stock indices used will include, but not be limited to, the S&P 500, the S&P 100 and the S&P Over-The-Counter ("OTC") 250.

Put Options
         Purchasing a Put Option--A put option gives a Fund the right to sell one of its securities for an agreed price up to an agreed date. The advantage is that the Fund can be protected should the market value of the security decline. However, the Fund must pay a premium for this right which would be lost if the option is not exercised.

         Purchasing a Put Option on Stock Indices--Purchasing a protective put option on stock indices is similar to the purchase of protective puts on an individual stock. Indices used will include, but not be limited to, the S&P 500, the S&P 100 and the S&P OTC 250.

         Closing Transactions--Closing transactions essentially let a Fund offset a put option or covered call option prior to its exercise or expiration. If the Fund cannot effect a closing transaction, it may have to hold a security it would otherwise sell or deliver a security it might want to hold.

                                      * * *

Borrowing
         Although each Fund is permitted under certain circumstances to borrow money, neither Fund normally do so. A Fund will not purchase new securities while any borrowings are outstanding.

Repurchase Agreements
         Each Fund may use repurchase agreements that are at least 100% collateralized by securities in which the Fund can invest directly, including securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. Repurchase agreements help a Fund to invest cash on a temporary basis. Under a repurchase agreement, a Fund acquires ownership and possession of a security, and the seller agrees to buy the security back at a specified time and higher price. If the seller is unable to repurchase the security, the Fund could experience delays in liquidating the securities. To minimize this possibility, the Manager, pursuant to direction from Equity Funds, II, Inc.'s Board of Directors, considers the creditworthiness of the banks and dealers with whom it enters into repurchase agreements.

                                      * * *

         Part B sets forth more specific investment restrictions, some of which limit the percentage of assets that may be invested in certain types of securities.

APPENDIX A--RATINGS

         Decatur Income Fund has the ability to invest up to 15% of its net assets in high yield, high risk fixed-income securities. The table set forth below shows the assets composition, based on rating categories, of such securities held by the Fund. Certain securities may not be rated because the rating agencies were either not asked to provide ratings (e.g., many issuers of privately placed bonds do not seek ratings) or because the rating agencies declined to provide a rating for some reason, such as insufficient data. The table below shows the percentage of Decatur Income Fund's high yield, high risk securities which are not rated. The information contained in the table was prepared based on a dollar weighted average of the Fund's portfolio composition based on month end data for the fiscal year ended November 30, 1996. The paragraphs following the table contain excerpts from Moody's and S&P's rating descriptions. These credit ratings evaluate only the safety of principal and interest and do not consider the market value risk associated with high yield securities.

              Rating Moody's              Average Weighted
                 and/or                     Percentage of
                  S&P                         Portfolio
              --------------              ----------------
              Baa/BBB                             0.15%
              Ba/BB                               2.47%
              B/B                                 6.99%
              Not Rated/Other                     0.20%

General Rating Information

Bonds
       Excerpts from Moody's description of its bond ratings: Aaa--judged to be the best quality. They carry the smallest degree of investment risk; Aa--judged to be of high quality by all standards; A--possess favorable attributes and are considered "upper medium" grade obligations; Baa--considered as medium grade obligations. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time; Ba--judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class; B--generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small; Caa--are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest; Ca--represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings; C--the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

       Excerpts from S&P's description of its bond ratings: AAA--highest grade obligations. They possess the ultimate degree of protection as to principal and interest; AA--also qualify as high grade obligations, and in the majority of instances differ from AAA issues only in a small degree; A--strong ability to pay interest and repay principal although more susceptible to changes in circumstances; BBB--regarded as having an adequate capacity to pay interest and repay principal; BB, B, CCC, CC--regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions; C--reserved for income bonds on which no interest is being paid; D--in default, and payment of interest and/or repayment of principal is in arrears.